SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Tables)	12 Months Ended
Jan. 03, 2021
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Schedule of deferred tax liability
	2020	2019
Net operating loss carry forward	$-	$43,000
Property and equipment	(183,000)	(167,000)
Future tax benefit of impairment allowance	78,000	26,000
Paycheck Protection Program loan forgiveness	(13,000)
Total deferred tax liability	$(118,000)	$(98,000)

Schedule of provision for income taxes
	2020	2019
Current income tax expense	$110,000	$-
Deferred income taxes (benefit)	20,000	(102,000)
Total income tax expense (benefit)	$130,000	$(102,000)

Schedule of Federal statutory tax rate
	2020	2019
Total expense (benefit) computed by applying statutory federal rate	$193,600	$(119,500)
State income tax (benefit), net of federal tax benefit	47,400	(36,000)
Paycheck Protection Program loan forgiveness	(111,000)	-
Other permanent differences	-	53,500
Provision for income taxes (benefit)	$130,000	$(102,500)